UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2011

Innovative Food Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Florida	0-9376	20-1167761
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3845 Beck Blvd., Suite 805, Naples, Florida	34114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On January 25, 2011, we dismissed Bernstein & Pinchuk LLP, our independent registered public accounting firm.

(ii)
The reports of Bernstein & Pinchuk LLP, on the Company's consolidated financial statements as of and for the years ended December 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.  Bernstein & Pinchuk LLP’s audit report of the Company’s financial statements for the years ended December 31, 2009 and 2008 included language expressing substantial doubt as to the Company’s ability to continue as a going concern.

(iii)	Inasmuch as we do not have an Audit Committee, our Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)
During the years ended December 31, 2008 and 2009 and through January 24, 2011, there have been no disagreements with Bernstein & Pinchuk LLP, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Bernstein & Pinchuk LLP, would have caused it to make reference thereto in connection with its report on the financial statements for such years.

(v)	During the years ended December 31, 2008 and 2009 and through January 24, 2011, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that Bernstein & Pinchuk LLP furnish it with a letter addressed to the Securities and Exchange Commission indicating whether it agrees with the above statements. A copy of such letter is annexed as an exhibit hereto.

(b) New independent registered public accounting firm

(i)
We engaged RBSM LLP as our new independent registered public accounting firm as of January 25, 2011. During the two most recent fiscal years and through January 24, 2011, we have not consulted with RBSM LLP regarding any of the following:

(1)	The application of accounting principles to a specific transaction, either completed or proposed;

(2)
The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that RBSM LLP concluded was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue;

(3)	Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K; or

(4)	Any matter that was a reportable event, as that item is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description

16.1*	Letter from Bernstein & Pinchuk LLP to the Securities and Exchange Commission dated January 25, 2011.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: January 25, 2011	By:	/s/ Sam Klepfish
Sam Klepfish
CEO

Exhibit Index

Exhibit 16.1	Letter from Bernstein & Pinchuk LLP to the Securities and Exchange Commission dated January 25, 2011.